HUGHES® TELEMATICS



Polaris Acquisition Corp.

Transaction Overview

June 2008

- This slide show presentation has been filed with the Securities and Exchange Commission (the "SEC") on June 16, 2008 as part of a Form 8-K by Polaris Acquisition Corp. ("Polaris"). Polaris is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Polaris's securities, regarding its transaction with Hughes Telematics, Inc. and its affiliated subsidiaries (collectively referred to as "Hughes Telematics" or the "Company"), as described in the Form 8-K.
- The slide show presentation is being distributed to attendees of these presentations. Stockholders of Polaris and other interested persons are advised to read, when available, Polaris's Registration Statement, including its preliminary proxy statement, and the amendments thereto, and its definitive proxy statement, in connection with Polaris's solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read Polaris's Form S-1 and Polaris's final prospectus, filed January 15, 2008, for a description of the security holdings of the Polaris officers and directors and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Polaris Acquisition Corp., 2200 Fletcher Avenue, 4th Floor, Fort Lee NJ 07024. The proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the SEC's Internet site (http://www.sec.gov).

FORWARD LOOKING STATEMENTS AND PROJECTIONS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and projections about Polaris, the Company and their combined business after completion of the proposed acquisition. Any such statements and projections reflect various estimates and assumptions by Polaris and the Company concerning anticipated results. Forward-looking statements are statements that are not historical facts. No representations or warranties are made by Polaris or the Company or any of their affiliates as to the accuracy of any such statements or projections. Such projections and forward-looking statements, based upon the current beliefs and expectations of Polaris's and the Company's respective management, are subject to future events, risks and uncertainties, some of which are not within the control of Polaris or the Company, which could cause actual results to differ from the projections or forward-looking statements and such differences may be material. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; the Company's relationships with its financial lenders and its ability to adhere to the terms of its existing credit facility; changing interpretations of generally accepted accounting principles; requirements or changes adversely affecting the businesses in which the Company is engaged; competition in the telematics industry; changes in technology; general economic conditions; and geopolitical events and regulatory changes; as well as other relevant risks detailed in Polaris's filings with the SEC. Neither Polaris nor the Company assumes any obligation to update the information contained in this presentation. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements.

AGENDA

- About Polaris Acquisition Corp.
- Video overview of telematics space and Hughes Telematics
- Investment Overview
  - The Company - Hughes Telematics
  - The Product
  - Factory Installation Projections
  - Revenue Projections
  - Forecast Assumptions
  - Summary of Transaction Terms
- Appendix



Drive Connected.
Innovative Engineering
Proven Telematics Solutions
World Class Operations
Imagine the possibilities. We have.
HUGHES Telematics, Inc.
41 Perimeter Center East, Suite 400
Atlanta, Georgia 30346
www.hughestelematics.com

POLARIS ACQUISITION CORP.

- During its initial road show, Polaris Acquisition Corp. presented a plan to find a growing, subscription-based company:

Consumer facing → Defensible market position → Growing and dynamic market → Can benefit significantly from Polaris skill set → Has great management in place

HUGHES® TELEMATICS

POLARIS ACQUISITION CORP. + HUGHES TELEMATICS

- **Great SPAC transaction dynamics**
  - There are no selling shareholders; ~$140 million is staying in the company
    - Neither Apollo nor management can sell shares for two years
    - One year lock-up for Polaris founders
  - A global technology growth opportunity
  - Long term contracts with Chrysler and Mercedes Benz expected to drive significant revenue with healthy margins
  - Merger combines the technology and engineering skills of the Hughes Telematics team with the marketing and customer retention skills of the Polaris team

ABOUT HUGHES TELEMATICS

- Telematics services are growing rapidly and becoming core to the OEMs' strategy
- High growth opportunity
- Large contracted base enabling a predictable recurring revenue stream
- Significant additional OEM service opportunities in discussion
- Strong management team
- Merger with Polaris creates liquidity, access to public markets & provides strategic marketing expertise

http://www.HTIPolaris.com for more information

DriveConnected™

INVESTMENT OVERVIEW


HUGHES
TELEMATICS

A state-of-the-art, fully integrated solution for OEMs centered around safety and security – seamlessly integrating a wide range of differentiating and value-added services that can be offered to drivers, OEMs and other third parties, either on a subscription or transaction basis.

HUGHES Telematics' Solution – DriveConnected™

- A complete turnkey end-to-end automotive telematics solution
  - Hardware, network services, content and applications management
- A breadth of service offerings


Predictive Navigation
Convenience
Safety & Security
Infotainment
Comprehensive Diagnostics

- A robust technical solution
  - Two-way broadband wireless – CDMA or GSM based
  - GPS and Dead Reckoning
  - Satellite downlink pipe for OEM specific applications
  - Blue tooth for hands free and multi-media connections
  - Conversational Voice Recognition
  - Full Vehicle Integration
  - CAN interconnect
- Enhances OEM Safety and Security offerings providing a platform for other valuable connected services
- Business model supports standardization in all vehicles

DriveConnected™: A Powerful Offering

Predictive Navigation

- Real-time traffic services and map downloads
- Embedded multi-function displays and two-way connected content:
  - Off-board navigation
  - On board navigation
  - Traffic embedded routing
  - Dynamic maps/ Points of Interest

Convenience

- Comprehensive service offering for diverse customer needs such as concierge services
- Family locate and teen tracking services
- Bluetooth connectivity:
  - Hands-free audible e-mail
  - Hands-free calling
  - Personal calling
  - Travel assistance

Safety & Security

- Anchor service offering
- Provides "peace of mind":
  - Automatic crash notification
  - Emergency calling
  - Stolen vehicle and roadside assistance
  - Alarm notification
  - Emergency management
  - Emergency messaging

Infotainment

- Customized and location-specific information and entertainment:
  - Customized news, weather, stocks, sports
  - Local information: gas, movie times
  - Social networking
  - M-commerce

Comprehensive Diagnostics

- Improves performance and reliability through remote diagnostics
- Enhances Customer Relationship management (CRM) by increasing communications with customers
- Connects dealers and OEMs with the vehicle
- Advanced system architecture designed with capability to support additional applications:
  - Proactive maintenance
  - Automated emissions testing

HUGHES TELEMATICS

One Platform, Multiple Service Opportunities



Consumer Services

Data Services

Enhanced Features to OEMs

Fleet Telematics

Cumulative Vehicle Installed Base Forecast (000's)



Mercedes-Benz
CHRYSLER
networkcar
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2009
2010
2011
2012
2013
2014
2015
2016

Expected installations in over 16 million vehicles over next 8 years

Management estimates

Annual Vehicle Installs Forecast (000's)



Addressable Market
Contracted
14,000
10,000
6,000
2,000
Vehicles (millions)
2009
2010
2011
2012
2013
2014
2015
2016

Estimated U.S. industry-wide addressable installs exceeds 100 million over next 7 years (excluding GM)

Management estimates

Financial Forecasts – Management's Estimated Revenue



2,500
2,000
1,500
1,000
500
0
$ millions
Estimated
Cash Flow
Positive Point
Estimated
EBITDA
Positive Point
43
86
231
440
720
1,050
1,405
1,720
2,001
2008
2009
2010
2011
2012
2013
2014
2015
2016

HUGHES TELEMATICS PROJECTIONS

2016 Estimated Revenue - $2 Billion



Infotainment 8%
OEM/Dealer 3%
Convenience 10%
Safety and Security 36%
Navigation 9%
Hardware 15%
Fleet Services 19%

HUGHES TELEMATICS

HUGHES TELEMATICS FORECAST ASSUMPTIONS


Safety & Security
Infotainment
Comprehensive Diagnostics
Predictive Navigation
Convenience

- Safety and Security Services are free for the first year of vehicle ownership
- Annual subscription charged thereafter consistent with today's fees charged by GM's OnStar and Mercedes Tele-Aid
- Take rate assumptions for Safety and Security Services between 40% and 60% after first free year
- Additional revenue generated from consumer services, data, OEM, Dealer and Fleet service offerings
- Year 2016 metrics
  - Total consumer vehicle installed base exceeds 13 million
  - Safety and Security/Diagnostics consumer subscribers in excess of 3.5 million
  - 1.3 million commercial fleet vehicles in service (~6% market penetration) at ARPU of $23/month

HUGHES TELEMATICS FORECAST ASSUMPTIONS


Safety & Security
Infotainment
Comprehensive Diagnostics
Predictive Navigation
Convenience

- Operating Cost – All major costs are variable costs
  - Communications (terrestrial and satellite)
  - Call Center operation
  - Data Center operation
  - Revenue share with OEM
- Service Gross Margins vary by specific service
  - Consumer services projected average margin ~60%
  - Fleet services average margin ~ 63%
- Hardware Gross Margin
  - 0% for consumer as subsidization, if any, is considered part of customer acquisition cost (CAC)
  - 35% for commercial fleet installations

Summary of Transaction Terms

TRANSACTION VALUE	• Implied $569 million Enterprise Value / $699 million fully diluted Equity Value(a)
CONSIDERATION	• Hughes Telematics security holders receive 45,000,000 shares (64.7% fully diluted economic interest at closing; 67.2% if all earn-outs achieved and Polaris warrants exercised)
EARN-OUT	• Up to 29,000,000 additional shares • 9,666,667 shares in each of three milestones based on stock price: $20.00, $24.50, and $30.50 (implied 25% IRR) • Milestone achieved if closing price exceeds target price for 20 trading days within 30-day period during respective measurement periods • Measurement periods: between 1st and 3rd anniversaries, 2nd and 4th anniversaries, and 3rd and 5th anniversaries of closing. Catch-up for a milestone if next milestone achieved
LOCK-UP	• 12 months for Polaris founders • 24 months for all Hughes Telematics shareholders • Earn-out shares locked up until earlier of i) 12 months or ii) end of applicable measurement period
MANAGEMENT / GOVERNANCE	• Hughes Telematics management to maintain day-to-day management control • Apollo to maintain significant economic interest (54.0% fully diluted interest at closing; 55.9% if all earn-outs achieved) • At Closing, the Board will be expanded to 9 members and will consist of: Marc Byron, Jeff Leddy, 5 members designated by Apollo and 2 independent members
SHAREHOLDER VOTE	• Requires approval from a majority of Polaris shareholders • Less than 30% of Polaris shareholders exercise conversion rights

(a) Based on a $10.04 share price and a net cash position of $130 million.

Positive impact of Polaris Merger

- Polaris ~$140 million cash to fund growth opportunities
  - Completion of the development of the suite of services to be offered.
  - Working capital to support the rapid growth of the business
  - Expansion to support global telematics opportunities
- Polaris team adds critical direct marketing and marketing technology skills to maximize potential revenue opportunities

Appendix Contents

- Industry and company history
- Management team
- Technology
- Revenue comparisons
  - Safety and Security
  - Emissions and Diagnostics
  - Convenience
  - Navigation
  - Infotainment
- Web portal info
- Other current assets
  - NetworkCar
  - Intellectual property
- Industry Trends



Infotainment
Safety & Security
Navigation
Convenience
Comprehensive Diagnostics
Drive Connected.
Innovative Engineering
Proven Telematics Solutions
World Class Operations
Information is the fuel that drives our business. When it's plentiful, information enables sound business decisions. When it's well-analyzed, information has the power to effect change. When it's shared with others, information sparks improvement. At HUGHES Telematics, we are pioneering patented technologies and innovative services designed to harness the power of the vehicle information network—real-time, anytime. From reducing the cost of vehicle manufacturing, service, and ownership to supercharging fleet productivity, safety, and convenience, we are setting new standards in the vehicle telematics industry. What could be achieved with the right information?
Imagine the possibilities. We have.
HUGHES Telematics, Inc.
41 Perimeter Center East, Suite 400
Atlanta, Georgia 30346
www.hughestelematics.com

Industry/ Company History



Pre-1996
Hughes Network Systems Active in Developing OnStar
2002
First Digital Telematics Deployment
January 2007
Announced Chrysler Group as First OEM Partner
Nov 2007
Announced Mercedes-Benz USA as Second OEM Partner
1996
1998
2000
2002
2004
2006
2007
Mid-1996
GM Introduces OnStar Service
1998
Mercedes Introduces Tele-Aid Service
August 2006
Networkcar Acquisition for $24.7MM
June 2007
Successful Product Demonstration

Strong Management Team

Name	Title	Selected Previous Experience
Jeff Leddy	Chief Executive Officer	■ CEO at SkyTerra Communications ■ President for EMS Technologies
Erik Goldman	President	■ VP at SkyTerra Communications ■ VP Technology & Strategic Development at Leo One Worldwide
Craig Kaufmann	Vice President of Finance and Treasurer	■ Controller and Treasurer at SkyTerra Communications
Paul Kirsch	Vice President	■ VP of OEM Business at XM Satellite Radio
Rob Lewis	General Counsel	■ Senior VP, General Counsel at SkyTerra Communications
Charles Link	Vice President and Chief Technology Officer	■ CTO at SecureTnet International ■ Holds 28 patents for various wireless technologies
Kevin Link	Vice President	■ President and CEO at Altius Solutions
Keith Schneider	President, Networkcar	■ VP Nextel, Indirect Sales & Marketing ■ President – Nextel New England Operations

HUGHES TELEMATICS LEADING TECHNOLOGY

- Contracted with Hughes Communications to provide development services
- Multiple communications channels including cellular, WiFi, Bluetooth
- Integration of satellite broadcast and two-way capability
- Web portal self service for many features
- Multiple forms of driver interaction
  - Conversational voice recognition
  - Text via radio head unit & instrument clusters
  - Text to speech via audio system
  - Graphical interface via in-vehicle LCD
- Flexible in-vehicle hardware design that supports service growth
- Vehicle gateway is Internet Protocol-based technology
- Many enhanced telematics services can be activated "over the air"



Satellite
Data Channel
Cellular
3G, 4G ...
Mobile
Communications
Satellite

Revenue Comparisons – Safety & Security


Safety & Security

- Automatic Crash Notification (ACN)
- Emergency Calling (SOS)
- Roadside Assistance
- Stolen Vehicle Location Assistance
- Tripped Alarm Notification
- Emergency Messaging
- Emergency Management

- Safety and Security is the cornerstone of Telematics Services with high consumer awareness, interest and willingness to pay.
  - Subscription ARPU
    - GM OnStar, Safe & Sound Plan - $18.95/month, $199/year
    - Mercedes Tele-Aid, Security & Care - $240/year
    - BMW Assist, Safety Plan - $199/year*
    - Skyway (Ford Aftermarket), DriveSafe $1195 install/1 yr service
- Safety and Security also includes Stolen Vehicle and Roadside Assistance.
  - Subscription ARPU
    - LoJack - $695/one time cost
    - AAA Roadside Assistance - $64 Basic
    - Cross County Roadside Assistance - $55 Basic + $50 per event

* BMW Assist Safety Plan is standard or part of a premium package on all new vehicles for the first four years of ownership

Revenue Comparisons – Emissions & Diagnostics


Comprehensive Diagnostics

- Remote Health Check
- Monthly health report
- Maintenance reminder
- Recall notification
- Preferred dealer connect
- Remote emissions readout
- Interactive user manual
- Online diagnostic analysis
- "Check engine" e-mail

- Remote Emissions testing required in 33 states
  - Over 95 million vehicles in 32 states plus District of Columbia receive emissions testing annually or biennially
  - Average price for emissions test is $24
    - Most common price is $20
    - Least expensive is $20 in Nashville, TN
    - Most expensive is $47 in Rhode Island
- An average of 28% of the emissions fee is kept by the testing facility
- Consumer diagnostics tools such as code readers and scanners sell for $60 each to over $700 and is an $885 million market
- SAM (Smart Auto Management) – Kiosk based consumer diagnostic testing - $15 per test

HUGHES TELEMATICS

Revenue Comparisons – Convenience


Convenience

- Remote access to vehicle
- Personalization
- Family Locate™
- Hands-free audible e-mail
- Hands-free calling
- Personal Calling
- Travel Assistant

- Family Locate (teen tracking) services are gaining media and buyer attention
  - Average prices vary by models and services
    - Vehicle Passive Service - $200 (hardware)
    - Vehicle Active Service - $5-100 (service) + $500 (hardware)
    - Mobile Phone Active Service, $10-20 (service) + Price of phone
- Hands Free Telephony (Bluetooth connectivity)
  - Hardware Purchase
    - Chrysler - $260-395
    - Mercedes Benz - $420
    - Ford Sync - $395
    - Toyota - $299
- On board Wi-Fi hot spot- $395-595 for hardware + $40/month aftermarket price
- Mobile High Speed Internet access - $49.95+ /month

Revenue Comparisons - Navigation

Predictive Navigation

- Off-Board Navigation
- On Board Navigation
- Traffic Embedded Routing
- Send To Car
- Dynamic Maps/Points of Interest
- Multiple Destination Entry

- Telematics Service Providers (TSPs) have augmented their offerings with connected navigation solutions
  - GM OnStar - $28.90/month or $299/year[1]
  - Mercedes Benz Tele Aid - $450/year[1]
  - BMW Assist - $398/year[2]
- Navigation has emerged over the past couple of years as a valuable tool for the consumer
- Personal Navigation Device (PND) manufacturers have begun to implement connectivity with their product offerings
  - Garmin - $5 month
  - Dash - $12.99/month or $131.88/year
- Wireless carriers have also begun offering navigation solutions
  - Verizon Wireless - $9.99/month with a wireless plan
  - AT&T Wireless - $9.99/month with a wireless plan

1 These services include the underlying safety program respective to each brand

2 This price is usually $199 for the first four years of ownership due to the almost 100% standardization of the safety program on BMW vehicles

Revenue Comparisons - Infotainment


Infotainment

- News, Weather, Stocks, Sports, etc.
- Local info: gas, movie times
- Media streaming and storage
- Social Networking
- MP3 integration and control
- M-Commerce

- Satellite radio
  - XM Radio - $12.95 Month
  - Sirius Satellite Radio - $12.95 Month
- Consumers have responded very positively to traffic solutions
  - Sirius Satellite Radio - $3.99 additional/month
  - XM Satellite Radio $3.99 additional/month
- Dynamic content services are quickly becoming popular features
  - MSN Direct - $5.00/month
  - Handmark - $9.99/month or $99/year

HUGHES TELEMATICS WEB PORTAL


DriveConnected
DIAGNOSTICS
SAFETY & SECURITY
WELCOME
Welcome Kevin
Explore Drive Connected
Feature and Service Updates
New Services
QuickNav
Get Route
Diagnostics
Check Health
My Traffic
Check Traffic
Manage
Activate
Learn
Go

Web Portal Objectives

- Personalize Vehicle
- Establish Preferences
- Online Services:
  - Diagnostic Reports
  - Navigation Downloads
  - Media Transfer
  - Traffic Reports
  - Service Customization
  - Convenience Services such as Door Unlock
- Service Tutorials
- Feature and Service Updates
- News
- OEM and Dealer Links

Networkcar Fleet Solution Today

- Located in San Diego
- 2007 Revenue ~$20 million
- Over 65,000 vehicles in service today
- 20 million vehicle addressable market; currently 5% penetration
- Best value provider to the industry
  - Affordable upfront equipment & monthly charges
  - Compelling 6 to 12 month ROI for fleet managers
  - Easy installation & use

- Key growth areas
  - Large fleet leasing companies
  - Government: Federal, State and Local
  - Large Direct Accts
- Key customers
  - 3 of the top 4 fleet leasing companies including GE Leasing and PHH Arval
  - Other customers include US Marines, State of Delaware, Roto-Rooter, US Navy, County of San Bernadino, Southern California Edison and Wright Express



Networkfleet Platform
Improve Operations
Manage Risk
Enhance Vehicle Maintenance

Location
- Mapping
- Landmark Reporting
- Track History

Safety & Security
- Speeding
- Off-hours Usage
- Geo-Fencing
- Emergency Assist

Remote Diagnostics
- Mileage
- Idle Time
- Maintenance
- Emissions

Reduce Operating Costs
- Idle-time data
- MPG data

Reduce Emissions
- Remote Smog Check

Lower Vehicle Downtime
- Diagnostic trouble code alerts
- Scheduled maintenance alerts
- Automate odometer readings

HUGHES TELEMATICS

Hughes Telematics' Intellectual Property

Category	Value to Hughes Telematics	Market Impact
Diagnostics	■ Broad protection to offer remote vehicle diagnostics data retrieved wirelessly ■ Proven expertise in monitoring and managing vehicles diagnostic data	■ Creates significant competitive barriers to current and future telematic players offering diagnostics ■ Applicable to both consumer and fleet telematics offerings
Emissions	■ Broad protection to offer remote certified vehicle emissions inspection ■ Certified by CARB and operational with existing client base ■ Measurement of carbon dioxide for gasoline and ethanol	■ Creates significant competitive barriers to current and future telematic players ■ Applicable to both consumer and fleet telematics offerings ■ First & only practical greenhouse gas measurement system
Radio Usage	■ Protection to monitor and report radio listener habits of both terrestrial and satellite radio	■ Secures the radio listening habits data business
Traffic	■ Data collection and monitoring of traffic patterns and statistics	■ Provides cost effective solution to define, gather and report traffic conditions dynamically
Communications	■ Cost effective wireless communications without requiring a 10-digit number ■ Extensive expertise in high performance network and telecom system design	■ Redefines the telematic service cost structure ■ Optimizes vehicle and network resources.
Navigation	■ Protects the migration and merging of telematics and navigation platforms	■ Seamless integration of telematics functionality and navigation systems to enhance the driver experience
Driver Behavior	■ Correlates key operational vehicle parameters to a specific driver	■ Usage-based insurance products ■ Commercial fleet driver scoring and ranking
Telematics Device	■ Extensive protection of highly integrated product features	■ Creates barriers to competitors for cost reductions
Mobile Commerce	■ Leverages telematics customer web portal by additionally connecting to banking and credit sources	■ Effective method for in-vehicle impulse purchasing ■ Convenience purchases of fuel and fast-food
Consumer Devices	■ Protects the expansion and extension of telematics capabilities throughout the vehicle	■ Use of existing consumer products such as PDAs and cell phones to control vehicle operation ■ Local in-vehicle telematics display and control

Hughes Telematics has been actively developing and pursuing the right assets to fulfill the Company's vision

U.S. Telematics Market Size and Average User Spend



10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
dollars millions
1,353
1,949
2,969
4,524
6,917
9,689
2006
2007
2008
2009
2010
2011
375
300
225
150
75
0
dollars
Market Size
Average Spend

Source: Visant Strategies, Inc.

2007E Global Breakdown of Telematics Market



Asia Pacific
9%
Rest of World
11%
Europe
30%
50%
U.S.

Total Users = 14.9MM

Analysts forecast that the telematics industry will generate annual revenue of $41 billion globally by 2013

Source: Visant Strategies, Inc.

Rapidly-expanding market - U.S. Telematics Users



(MM)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
CAGR: 42%
5.3
7.6
11.3
16.2
22.9
30.6
2006
2007
2008
2009
2010
2011

U.S. consumer adoption of telemetric services is expected to double from 16.2 million in 2009 to 30.6 million in 2011(a)

Source: Visant Strategies, Inc.